UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2021

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 23, 2021, MACOM Technology Solutions Holdings, Inc. (the “Company”) and MACOM Connectivity Solutions, LLC, a wholly-owned indirect subsidiary of the Company, sold its equity interest in Ampere Computing Holdings LLC (“Ampere”) to Denver Acquisition Corp., an affiliate of Oracle Corporation and one of Ampere’s other limited liability company members, pursuant to the terms of a previously negotiated call option included in Ampere’s limited liability company agreement, as amended and restated (the “LLC Agreement”), in exchange for cash consideration of approximately $127.7 million, which reflects a predetermined fixed price set forth in the LLC Agreement.
The Company held a non-controlling investment of less than 10% in the outstanding equity of Ampere. The Company expects to record a gain in its Statement of Operations for the fiscal quarter ended December 31, 2021, which will be computed as the difference between the cash consideration of approximately $127.7 million and the carrying value of the Ampere investment as of the date of the sale. The Company’s carrying value of the Ampere investment was $12.8 million as of October 1, 2021.
As previously disclosed, on October 27, 2017, the Company sold its ARM-based compute processor business (the “Compute Business”). In consideration for the transfer and sale of the Compute Business, the Company received a minority equity interest in Ampere with limited rights, originally valued at approximately $36.5 million. The Company had previously acquired the Compute Business in its acquisition of Applied Micro Circuits Corporation on January 26, 2017.

Item 7.01. Regulation FD Disclosure.
A copy of a press release announcing the sale of the Company’s interest in Ampere is attached hereto as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 27, 2021 regarding the transfer of equity interest in Ampere
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: December 27, 2021	By:	/s/ Ambra R. Roth
	Name:	Ambra R. Roth
	Title:	Senior Vice President, General Counsel, Human Resources and Secretary